                                                                    EXHIBIT 99.6

                           INVESTORS RIGHTS AGREEMENT


     This Investors Rights Agreement is made as of February 14, 1997, by and among Quality Food Centers, Inc., a Washington corporation (the "Company"), and the persons that are signatories hereto (the "Investors").


                                    RECITALS

     A. Simultaneously herewith, the Company is acquiring Keith Uddenberg, Inc. by merger (the "Merger") pursuant to an Agreement and Plan of Merger dated as of December 18, 1996 (the "Merger Agreement").

     B. Pursuant to the Merger Agreement, the Company is issuing to the Investors on the date hereof certain shares (the "Shares") of its common stock, par value $.001 per share ("QFC Common Stock").

     C. It is a condition precedent to the obligations of Keith Uddenberg, Inc. to consummate the transactions contemplated by the Merger Agreement that the parties enter into this Agreement.


                                    AGREEMENT

     NOW, THEREFORE, it is hereby agreed as follows:

1.   CERTAIN DEFINITIONS

     As used in this Agreement, the following terms shall have the following respective meanings:

          "COMMISSION" shall mean the Securities and Exchange Commission.

          "HOLDER" shall mean any holder of Registrable Securities and any person holding such securities to whom the rights under this Agreement have been transferred in accordance with Section 2.9 hereof.

          "INITIATING HOLDERS" shall mean any Holder or Holders who in the aggregate hold at least 50% of the Registrable Securities first issued in connection with the Merger.


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

          "REGISTRABLE SECURITIES" means (i) the Shares and (ii) any QFC Common Stock or other securities of the Company issued or issuable with respect to or in exchange for or in replacement of the Shares upon any stock split, stock dividend, recapitalization, or similar event; provided, however, that those securities subject to that certain Pledge Agreement dated as of February 14, 1997, for the benefit of the Company, which securities constitute Collateral (as therein defined), shall be excluded from the definition of Registrable Securities until such time as the Collateral shall revert to the Grantor (as therein defined) pursuant to the terms thereof; provided further, however, that the Shares or other securities shall only be treated as Registrable Securities for the purposes of Section 2 hereof if and so long as they have not been sold pursuant to Rule 144 under the Securities Act or pursuant to an effective registration statement under the Securities Act, or otherwise to or through a broker or dealer or underwriter in a public distribution or a public securities transaction.


          The terms "REGISTER," "REGISTERED" and "REGISTRATION" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

          "REGISTRATION EXPENSES" shall mean all expenses, except as otherwise stated below, incurred by the Company in complying with Section 2 hereof, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses, and the expense of any special audits incident to or required by any such registration. For purposes of this Agreement, the term "Registration Expenses" shall also include the fees and disbursements of one special counsel for the Holders.

          "SECURITIES ACT" shall mean the Securities Act of 1933, as amended, or any similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

          "SELLING EXPENSES" shall mean all underwriting discounts, selling commissions and stock transfer taxes applicable to the securities registered by the selling Holders, fees and disbursements of counsel for any of the selling Holders other than as set forth in the definition of Registration Expenses above, and any other expenses that are not Registration Expenses and that are incurred by the selling Holders.

2.   REGISTRATION RIGHTS

     2.1  COMPANY REGISTRATION

          (a) NOTICE OF REGISTRATION. If at any time or from time to time, the Company shall determine to register any of its equity securities, either for its own account or the account of a security holder or holders, other than (i) a registration relating to employee benefit plans, or (ii) a registration relating to a Commission Rule 145 transaction, the Company will:

               (i)  promptly give to each Holder written notice thereof; and

               (ii) subject to Sections 2.1(b) and 2.4 hereof, include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made within 20 days after receipt of such written notice from the Company, by any Holder.

          (b) UNDERWRITING. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 2.1(a) hereof. In such event the right of any Holder to registration pursuant to this Section 2.1 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Company. Notwithstanding any other provision of this Section 2.1, if the managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the managing underwriter may limit the Registrable Securities and other securities to be distributed through such underwriting, with shares to be offered by the Company having priority over shares to be offered by Holders of Registrable Securities. The Company shall so advise all Holders distributing their securities through such underwriting of such limitation, and the number of shares of Registrable Securities, if any, that may be included in the registration (and underwriting if any) shall be allocated among all Holders in proportion, as nearly as practicable, to the respective amounts of Registrable Securities requested by such Holders to be included in such Registration Statement. To facilitate the allocation of shares in accordance with the above provisions, the Company may round the number of shares allocated to any Holder to the nearest 100 shares.

          (c) RIGHT TO TERMINATE REGISTRATION. The Company shall have the right to terminate or withdraw any registration initiated by it under this
Section 2.1 prior to the effectiveness of such registration whether or not any Holder has elected to include securities in such registration. The Registration Expenses of such withdrawn registration shall be borne by the Company in accordance with Section 2.3 hereof.

     2.2  DEMAND REGISTRATION

          (a) If, at any time not earlier than sixty days prior to the second anniversary of the closing date of the Merger, an Initiating Holder or Initiating Holders request that the Company file a registration statement on Form S-3 for a public offering of Registrable Securities, the Company shall, subject to Section 2.4 hereof, cause such Registrable Securities to be so registered for the offering and cause such Registrable Securities to be qualified in such jurisdictions as the Initiating Holder or Holders may reasonably request. The Company shall use its best efforts to cause such shelf registration to be maintained effective for at least 90 days.

          (b) Notwithstanding the foregoing, the Company shall not be obligated to take any action pursuant to this Section 2.2: (i) for more than two registrations; (ii) in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act; (iii) during the period starting with the date 60 days prior to the Company's estimated date of filing of, and ending on the date 120 days immediately following, the effective date of any registration statement pertaining to securities of the Company (other than a registration of securities in a Rule 145 transaction or with respect to an employee benefit plan), provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement be become effective, or (iv) if the Company shall furnish to such Holders a certificate signed by the President of the Company stating that the Company has reasonably determined that it should postpone for a specified period of time not to exceed 180 days (a "Blackout Period") any action pursuant to this Section 2.2, including, without limitation, the preparation and/or filing of a registration statement or prospectus or any amendments or supplements to any registration statement or prospectus. Upon delivery of such a certificate to the Holders by the Company, each of the Holders covenants that he, she or it shall (X) keep the fact of the notice strictly confidential, (Y) promptly halt any offer, sale, trading or transfer by him, her or it and his, her or it affiliates of any QFC Common Stock for the duration of the Blackout Period set forth in the certificate or until the Blackout Period is earlier terminated by the Company and (Z) promptly halt any use or distribution of the registration statement and prospectus by him, her or its and his, her or its affiliates for the duration of the Blackout Period or until such Blackout Period is earlier terminated by the Company. The Company shall not be entitled to deliver a certificate and impose a Blackout Period more than once in any twelve month period.

          (c) The registration statement filed at the request of Holders pursuant to this Section 2.2 may include other securities of the Company, with respect to which registration rights have been granted, and may include securities of the Company being sold for the account of the Company.

          (d) If the registration pursuant to this Section 2.2 is for an underwritten offering, the provisions of Section 2.1(b) shall apply to such registration.

     2.3  EXPENSES OF REGISTRATION

     All Registration Expenses incurred in connection with registrations pursuant to Sections 2.1 and 2.2 shall be borne by the Company. All Selling Expenses relating to securities registered on behalf of the Holders shall be borne by the Holders of securities included in such registration pro rata, severally and not jointly, among each other on the basis of the number of shares so registered.


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

     2.4  CONTINUITY OF INTEREST

     Notwithstanding anything to the contrary stated herein, no Holder may dispose of any of the Registrable Securities within two years following the closing date of the Merger, unless the Holder (at such Holder's expense) delivers to the Company an opinion of legal counsel reasonably satisfactory to the Company that such transfer will not violate the continuity of shareholder interest requirement set forth in Treasury Regulation Section 1.368-1. Any Holder desiring to dispose of any Registrable Securities pursuant to Section 2 hereof or otherwise shall provide written notice to the Company, not less than 30 days prior to the intended date of disposition, specifying the number of Registrable Securities which such Holder proposes to dispose.

     2.5  REGISTRATION PROCEDURES

     In the case of each registration effected by the Company pursuant to this
Section 2, the Company will keep each Holder advised in writing as to the initiation of each registration and as to the completion thereof. At its expense the Company will:

          (a) Prepare and file with the Commission a registration statement on Form S-3 with respect to such securities and use its best efforts to cause such registration statement to become and remain effective for at least 90 days or, if earlier, until the distribution described in the registration statement has been completed;

          (b) Prepare and file with the Commission during the period specified in Section 2.5(a) such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement; and

          (c) Furnish to the Holders participating in such registration and to any underwriters of the securities being registered such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as the Holders and such underwriters may reasonably request in order to facilitate the public offering of such securities.

     2.6  INDEMNIFICATION

          (a) The Company will indemnify each Holder and each person controlling such Holder within the meaning of Section 15 of the Securities Act, with respect to which registration has been effected pursuant to this Section 2, and each underwriter, if any, and each person who controls any underwriter within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, damages or liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or any violation by the Company of the Securities Act or any other applicable federal and state securities laws or any rules or regulations promulgated thereunder in connection with any such registration, qualification or compliance, and the Company will reimburse each such Holder, each of its officers, directors, partners, and legal counsel and each person controlling such Holder, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with written information furnished to the Company by such Holder, controlling person or underwriter and stated to be specifically for use therein.

          (b) Each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers, each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act, and each other Holder, each of its officers and directors, and each person controlling such Holder within the meaning of Section 15 of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company, such Holders, and such directors, officers, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by such Holder and stated to be specifically for use therein. Notwithstanding the foregoing, the liability of each Holder under this subsection (b) shall be limited to the proportion of any such loss, claim, damage, liability or expense which is equal to the proportion that the public offering price of the shares sold by such Holder under such registration statement bears to the total public offering price of all securities sold thereunder, but not to exceed the gross proceeds received by such Holder from the sale of Registrable Securities covered by such registration statement.

          (c) Each party entitled to indemnification under this Section 2.6 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 2 unless the failure to give such notice is materially prejudicial to an Indemnifying Party's ability to defend such action and provided further, that the Indemnifying Party shall not assume the defense for matters as to which there is a conflict of interest or separate and different defenses but shall bear the expense of such defense nevertheless. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with the defense of such claim and litigation resulting therefrom. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Notwithstanding the other provisions of this Agreement, no Indemnifying Party shall be obligated to indemnify any Indemnified Party for amounts paid by the Indemnified Party in settlement of any loss, claim, damage, liability or action if such settlement is effected without the consent of the Indemnifying Party (which consent has not been unreasonably withheld).

          (d) If the indemnification provided for in paragraphs (a) through (c) of this Section 2.6 is unavailable or insufficient to hold harmless an Indemnified Party under such paragraphs in respect of any losses, claims, damages, liabilities, expenses or actions in respect thereof referred to therein, then each Indemnifying Party shall in lieu of indemnifying such Indemnified Party contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages, liabilities or actions in such proportion as appropriate to reflect the relative fault of the Company, on the one hand, and the underwriters and the Holder of such Registrable Securities, on the other, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities, expenses or actions in respect thereof as well as any other relevant equitable considerations, including the failure to give any notice under paragraph (c). The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact relates to information supplied by the Company, on the one hand, or the underwriters or the Holders of such Registrable Securities, on the other, and to the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and each of the Holders agrees that it would not be just and equitable if contributions pursuant to this paragraph were determined by pro rata allocation (even if all of the Holders of such Registrable Securities were treated as one entity for such purpose) or by any other method of allocation which did not take account of the equitable considerations referred to above in this paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or action in respect thereof, referred to above in this paragraph, shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this paragraph, no Holder shall be required to contribute any amount in excess of the lesser of (i) the proportion that the public offering price of shares sold by such Holder under such registration statement bears to the total public offering price of all securities sold thereunder, but not to exceed the gross proceeds received by such Holder for the sale of Registrable Securities covered by such registration statement and
(ii) the amount of any damages which they would have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission. No person guilty of fraudulent misrepresentations (within the meaning of Section 11(f) of the Securities Act), shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation.

          (e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement (if any) entered into in connection with an underwritten public offering of the Registrable Securities are in conflict with the foregoing provisions, the provisions in such underwriting agreement shall control.

     2.7  INFORMATION BY HOLDER

     The Holder or Holders of Registrable Securities included in any registration shall furnish to the Company such information regarding such Holder or Holders, the Registrable Securities held by them and the distribution proposed by such Holder or Holders as the Company may reasonably request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Section 2.

     2.8  RULE 144 REPORTING

     With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Registrable Securities to the public without registration, the Company agrees to use its best efforts to:

          (a) At all times make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act;

          (b) File with the Commission in a timely manner all reports and other documents required of the Company under the Securities Exchange Act of 1934, as amended;

          (c) So long as a Holder owns any Registrable Securities, furnish to the Holder forthwith upon request a written statement by the Company as to its compliance with the

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

reporting requirements of said Rule 144, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company and other information in the possession of or reasonably obtainable by the Company as a Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing a Holder to sell any such securities without registration.

     2.9  TRANSFER OF REGISTRATION RIGHTS

     The rights to cause the Company to register securities granted Holders under this Section 2 may only be assigned to the estate of a Holder, provided that such transfer may otherwise be effected in accordance with applicable securities laws and written notice of the transfer is given to the Company at the time of or within a reasonable time after such transfer, stating the, name and address of the transferee and identifying the Registrable Securities with respect to which such registration rights are being transferred, and provided, further, that the transferee of such rights agrees in writing to be bound by the terms of this Agreement as if such transferee were a party hereto.

     2.10 STANDOFF AGREEMENT

     As long as the Holders own more than one percent of the outstanding shares of QFC Common Stock, each Holder agrees, in connection with registered public offerings of the Company's securities, upon request of the Company or the underwriters managing any underwritten offering of the Company's securities, not to sell, make any short sale of or otherwise dispose of any Registrable Securities (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 180 days) from the effective date of such registration as may be requested by the underwriters, provided, that the officers and directors of the Company who beneficially own more than one percent (1%) of the equity securities of the Company also agree to such restrictions.

     2.11 TERMINATION OF REGISTRATION RIGHTS

     The rights granted under this Section 2 shall terminate on the earlier of the third anniversary of the date of this Agreement or such time as all shares of Registrable Securities held by the Holders may be sold under Rule 144 during any 90-day period.

     2.12 DELAY OF REGISTRATION

     No Holder or Holders shall have any right to take any action to restrain, enjoin, or otherwise delay any registration as a result of any controversy that might arise with respect to the interpretation or implementation of this Section 2.


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

3.   CERTAIN SECURITIES MATTERS

     (a) Each Investor acknowledges that the shares of QFC Common Stock to be received pursuant to the Merger Agreement have not been registered under the Securities Act and have not been registered or qualified under the securities laws of any state of the United States, and that such shares must be held indefinitely unless subsequently registered under the Securities Act and the applicable state securities laws or unless an exemption from such registration is available.

     (b) Each Investor acknowledges and agrees that the certificates representing such shares will bear the following legend:

     "THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER FEDERAL OR STATE SECURITIES LAWS AND MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED OR ASSIGNED FOR VALUE, DIRECTLY OR INDIRECTLY, NOR MAY THE SECURITIES BE TRANSFERRED ON THE BOOKS OF THE CORPORATION, WITHOUT REGISTRATION OF SUCH SECURITIES UNDER ALL APPLICABLE FEDERAL AND STATE SECURITIES LAWS OR COMPLIANCE WITH AN APPLICABLE EXEMPTION THEREFROM, SUCH COMPLIANCE, AT THE OPTION OF THE CORPORATION, TO BE EVIDENCED BY AN OPINION OF SHAREHOLDER'S COUNSEL, IN FORM ACCEPTABLE TO THE CORPORATION, THAT NO VIOLATION OF SUCH REGISTRATION PROVISIONS WOULD RESULT FROM ANY PROPOSED TRANSFER OR ASSIGNMENT."

     (c) Each Investor represents and warrants to the Company that: (i) such Investor is acquiring such shares for investment for his, her or its own account, not as a nominee or agent for or for the account of any other person, and not with the view to, or for resale in connection with, any distribution thereof; (ii) such Investor has sufficient experience in evaluating and investing in private transactions of securities in companies similar to the Company so that such Investor is capable of evaluating the merits and risks of its investment in the Company and has the capacity to protect his, her or its own interests and (iii) such Investor has had an opportunity to discuss the Company's business, management and financial affairs with the Company's management and has also had an opportunity to ask questions of the Company's officers.

4.   MISCELLANEOUS

     4.1  WAIVERS AND AMENDMENTS

     With the written consent of the Company and Holders of a majority of Registrable Securities outstanding, the obligations of the Company and the rights of the Holders of Registrable Securities under this Agreement may be waived (either generally or in a particular instance, and either for a specified period of time or indefinitely), and with the same consent the Company, when authorized by resolution of its Board of Directors, may enter into a supplementary agreement for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement. Neither this Agreement nor any provisions hereof may be changed, waived, discharged or terminated orally, but only by a signed statement in writing.

     4.2  GOVERNING LAW

     This Agreement shall be governed in all respects by the laws of the State of Washington as such laws are applied to agreements between Washington residents entered into and to be performed entirely within Washington.

     4.3  SUCCESSORS AND ASSIGNS

     Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

     4.4  ENTIRE AGREEMENT

     This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subject hereof.

     4.5  NOTICES

     All notices and other communications required or permitted hereunder shall be effective upon receipt and shall be in writing and may be delivered in person, by telecopy, electronic mail, overnight delivery service or U.S. mail, in which event it may be mailed by first class, postage prepaid, addressed
(a) if to a Holder, c/o A. Keith Uddenberg, KKLD, Inc., Gig Harbor, WA 98335, or at such other address as the Holder shall have furnished to the Company, or
(b) if to the Company, at 10112 N.E. 10th Street, Bellevue, WA  98004,
Attention: President, or at such other address as shall have furnished to the Holders in writing.

     4.6  TITLES AND SUBTITLES

     The titles of the paragraphs and subparagraphs of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.


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

     4.7  LITIGATION; PREVAILING PARTY

     In the event of any litigation between the Company and the Investors with regard to this Agreement, the prevailing party shall be entitled to reimbursement from the nonprevailing party for all reasonable fees and expenses of counsel for the prevailing party.

     4.8  NOMINEES

     Securities registered in the name of a nominee for a Holder shall, for purposes of this Agreement, be treated as being owned by such Holder.

     4.9  COUNTERPARTS

     This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.


     IN WITNESS WHEREOF, the foregoing Investors Rights Agreement is hereby executed as of the date first above written.

                              QUALITY FOOD CENTERS, INC.


                              By:  /s/ Christopher A. Sinclair
                                   -----------------------------
                               Title:   President, CEO
                                        ------------------------


                              /s/ A. Keith Uddenberg
                              ----------------------------------
                              A. KEITH UDDENBERG


                              /s/ Eugenia M. Uddenberg
                              ----------------------------------
                              EUGENIA M. UDDENBERG

                              /s/ Lori Dee Schacht
                              ----------------------------------
                              LORI DEE SCHACHT, as trustee of the
                              Anna Mae Schacht Trust

                              /s/ Lori Dee Schacht
                              ----------------------------------
                              LORI DEE SCHACHT, as trustee of the
                              Lori Dee Schacht Trust


                              /s/ Ray Graves
                              ----------------------------------
                              RAY GRAVES, as trustee of the
                              Lori Dee Schacht Trust


                              /s/ Greg Dewar
                              ----------------------------------
                              GREG DEWAR, as trustee of the
                              Richard Keith Uddenberg Trust



                              /s/ Richard Keith Uddenberg
                              ----------------------------------
                              RICHARD KEITH UDDENBERG, as trustee
                              of the Richard Keith Uddenberg Trust


                              /s/ Lori Dee Schacht
                              ----------------------------------
                              LORI DEE SCHACHT, as trustee of the
                              Richard Keith Uddenberg Trust


                              /s/ Debbie Louise Little
                              ----------------------------------
                              DEBBIE LOUISE LITTLE, as trustee of
                              the Debbie Louise Little Trust

                              /s/  Lori Dee Schacht
                              ----------------------------------
                              LORI DEE SCHACHT, as trustee of the
                              Debbie Louise Little Trust


                              /s/ Ray Graves
                              ----------------------------------
                              RAY GRAVES, as trustee of the
                              Debbie Louise Little Trust

                                 SPOUSAL CONSENT


          The undersigned is the wife of Mark R. Schacht, one of the Investors named above. The undersigned confirms that all actions taken by her husband in connection with the above are taken for the benefit of their marital community and are binding upon and effective against their marital community.

          Nothing contained herein will be deemed to impose individual liability on the undersigned or to subject the separate property (except to the extent such separate property was community property as of the date hereof) owned by the undersigned from time to time to the liability created under any agreement.

                                   Lori Dee Schacht
                                   ----------------------------------
                                   LORI DEE SCHACHT